Report of Independent
Registered Public
 Accounting Firm

To the Shareholders
 and Board of Trustees of
Federated Total
Return Government Bond
Fund

In planning and performing
 our audits of the financial
 statements of Federated
Total
Return Government Bond Fund
 the Fund as of and for
the year ended February
29 2008
in accordance with the
standards of the Public
 Company Accounting
Oversight Board
United States we considered
the Funds internal control
 over financial reporting
including
controls over safeguarding
 securities as a basis for
 designing our auditing
 procedures for
the purpose of expressing
our opinion on the
financial statements
and to comply with the
requirements of Form
NSAR but not for the
 purpose of expressing
an opinion on the
effectiveness of the
Funds internal control
 over financial reporting
  Accordingly we
express no such opinion

The management of the
 Fund is responsible
for establishing and
maintaining effective
internal control over
financial reporting
In fulfilling this
responsibility estimates
 and
judgments by management
 are required to assess
 the expected benefits
and related costs
of controls A companys
internal control over
financial reporting is
 a process designed to
provide reasonable
assurance regarding
the reliability of
financial reporting
 and the
preparation of
financial statements
 for external purposes
 in accordance with
generally
accepted accounting
principles  A funds
 internal control
over financial reporting
 includes
those policies and
procedures that 1
 pertain to the
maintenance of records
 that  in
reasonable detail
accurately and fairly
reflect the transactions
 and dispositions of the
assets of the company
 2 provide reasonable
assurance that the
transactions are recorded
as necessary to permit
 preparation of financial
 statements in accordance
 with generally
accepted accounting
principles and that
receipts and expenditures
of the company are
being made only in
accordance with
authorizations of
management and directors
 of the
company and 3 provide
 reasonable assurance
 regarding prevention
or timely detection of
unauthorized acquisition
 use or disposition of
a companys assets that
 could have a
material effect on
the financial statements

Because of its inherent
limitations internal
control over financial
 reporting may not
prevent or detect
misstatements Also
 projections of any
 evaluation of
 effectiveness to
future periods are
subject to the risk
 that controls may
become inadequate
because of
changes in conditions
 or that the degree
 of compliance with
the policies or procedures
may deteriorate

A deficiency in internal
control over financial
reporting exists when the
design or
operation of a control
 does not allow management
 or employees in the normal
 course of
performing their assigned
 functions to prevent or
detect misstatements on
 a timely basis
A material weakness is a
 deficiency or a
combination of deficiencies
 in internal control
over financial reporting
 such that there is
a reasonable possibility
that a material
misstatement of the
Funds annual or interim
 financial statements
will not be prevented or
detected on a timely basis



Our consideration of
 the Funds internal
 control over financial
 reporting was for the
limited purpose described
 in the first paragraph
and would not necessarily
disclose all
deficiencies in internal
 control that might be
material weaknesses under
 standards
established by the Public
 Company Accounting
Oversight Board United
States However
we noted no deficiencies
 in the Funds internal
 control over financial
reporting and its
operation including
controls over
safeguarding securities
 that we consider to
 be a material
weakness as defined
 above as of February
 29 2008

This report is intended
 solely for the
information and use
of management and
the Board
of Trustees of the
Fund and the
Securities and Exchange
 Commission and is
 not intended
to be and should not
 be used by anyone
other than these
specified parties


ERNST  YOUNG LLP


Boston Massachusetts
April 17 2008